UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

GREENE COUNTY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)and 0-11.

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 2, 2024

Notice is hereby given that the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”, “we”, “us”, “our”) will be held at Columbia-Greene Community College, located at 4400 Route 23, Hudson, New York, on Saturday, November 2, 2024 at 10:00 a.m., New York time.  We are asking that shareholders vote by proxy rather than in person at the Annual Meeting.  A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of four Directors to the Board of Directors;

2.	The ratification of the appointment of Bonadio & Co, LLP as independent registered public accounting firm for the Company for the fiscal year ending June 30, 2025;

3.	To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers (“NEOs”); and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on September 3, 2024, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available at 302 Main Street, Catskill, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting itself.

Pursuant to the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet, on or about September 20, 2024, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and vote online.  The Notice also explains how you may request to receive a paper copy of the Proxy Statement and Annual Report, as well as a paper proxy card.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

The Company’s proxy statement and Annual Report to Shareholders are available on www.edocumentview.com/GCBC.

By Order of the Board of Directors

Susan Timan
Corporate Secretary
September 20, 2024

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

ANNUAL MEETING OF STOCKHOLDERS
November 2, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Greene County Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at Columbia-Greene Community College, located at 4400 Route 23, Hudson, New York, on Saturday, November 2, 2024, at 10:00 a.m., New York time, and all adjournments of the Annual Meeting.  Your vote is extremely important, so we are asking that shareholders vote by proxy rather than in person at the Annual Meeting.  On September 20, 2024, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders entitled to vote, which contains instructions on how to access this proxy statement and the 2024 Annual Report and how to vote.  You may also request that a printed copy of the proxy materials be sent to you.  You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice.  The proxy materials are all available on the internet at the following website:  www.edocumentview.com/GCBC.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” proposals 1, 2, and 3 set forth in this Proxy Statement.  If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.  The presence at the Annual Meeting of any stockholder who has returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.10 per share, as of the close of business on September 3, 2024 (the “Record Date”) are entitled to one vote for each share then held.  As of the Record Date, the Company had 17,026,828 shares of common stock issued and outstanding, 9,218,528 of which were held by Greene County Bancorp, MHC (the “Mutual Holding Company”), and 7,808,300 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”).  The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence at the Annual Meeting in person or by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Annual Meeting.

If you participate in The Bank of Greene County Employee Stock Ownership Plan (the “ESOP”) or if you hold Company common stock through The Bank of Greene County Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), you will receive a proxy form for each plan that reflects the number of shares you may direct each trustee to vote on your behalf under each plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the Employer Stock Fund.  Shares for which no voting instructions are given or for which instructions were not timely received will be voted by the trustee in the manner directed by the plan administrative committee.  The plan administrative committee intends to direct the trustee to vote the unvoted shares in the same proportion as shares for which it has received timely voting instructions.  The deadline for returning your ESOP and 401(k) Plan voting instructions is Friday, October 25, 2024.

As to the election of Directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.  Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of Bonadio & Co, LLP as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote “FOR” the ratification; (ii) vote “AGAINST” the ratification; or (iii) “ABSTAIN” from voting on the ratification.  The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN”.

As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, a stockholder may:  (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to broker non-votes and proxies marked “ABSTAIN,” is required for the approval of the non-binding resolution.  While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above.  If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups known by us who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all Directors and executive officers of the Company as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding

Principal Stockholders:

Greene County Bancorp, MHC 302 Main Street Catskill, New York 12414	9,218,528	54.1%

Greene County Bancorp, MHC(2) and all Directors and Executive Officers as a group (12 persons)	10,090,423	59.3%

(1)
For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares.  The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)
The Company’s executive officers and Directors are also executive officers and Directors of Greene County Bancorp, MHC.  Excluding shares held by Greene County Bancorp, MHC, the Company’s executive officers and Directors beneficially owned an aggregate of 871,895 shares, or 5.1% of the outstanding shares.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of eight members.  The Company’s Bylaws provide that approximately one-third of the Company’s Directors are to be elected annually.  Directors of the Company are generally elected to serve for three-year periods and until their respective successors have been elected and qualified. Four Directors will be elected at the Annual Meeting.  The Nominating Committee of the Board of Directors has nominated Christopher Cannucciari to serve as a Director for a two-year period, and nominated Jay P. Cahalan, Michelle M. Plummer and Charles H. Schaefer each to serve for a three-year period and until their successor has been elected and qualified.  Mr. Cahalan, Ms. Plummer, and Mr. Schaefer are current members of the Board of Directors.  Mr. Cannucciari will be joining the Board if elected.  All nominees have agreed to serve if elected.

The table below sets forth certain information as of September 6, 2024 regarding the nominees and the other continuing members of the Board of Directors and named executive officers.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies for which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If any of the nominees is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine.  At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected.  There are no arrangements or understandings between the nominees and any other person pursuant to which any of the nominees were selected.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name(1)	Age	Positions Held	Director Since(2)	Term to Expire	Shares of Common Stock Beneficially Owned on Record Date(3)	Percent of Class

NOMINEES

Jay P. Cahalan	65	Chairman of the Board	2015	2027	27,380	0.2%
Michelle M. Plummer, CPA, CGMA	58	Director	2015	2027	157,727(4)	0.9%
Charles H. Schaefer, Esq	72	Director	2003	2027	186,658(5)	1.1%
Christopher Cannucciari	43	Director	N/A	2026	1,826(6)	0.0%

DIRECTORS CONTINUING IN OFFICE

Donald E. Gibson	59	President, Chief Executive Officer and Director	2007	2025	168,902(7)	1.0%
Tejraj S. Hada	52	Director	2022	2025	6,633	0.0%
David H. Jenkins, DVM	73	Director	1996	2025	209,374	1.2%
Peter W. Hogan, CPA	67	Director	2013	2026	72,000(8)	0.4%

DIRECTOR RETIRING

Stephen E. Nelson	57	Director	2021	2026	34,000	0.2%

EXECUTIVE OFFICERS

John Antalek	49	Executive Vice President and Chief Lending Officer	N/A	N/A	7,201(9)	0.0%
Nick Barzee	39	Senior Vice President and Chief Financial Officer	N/A	N/A	194(10)	0.0%

All Directors and executive officers as a group (11 persons)					871,895	5.1%

(1)
The mailing address for each person listed is P.O. Box 470, 302 Main Street, Catskill, New York 12414.  Each of the Directors listed is also a Director of Greene County Bancorp, MHC, which owns the majority of the Company’s issued and outstanding shares of common stock.

(2)	Where applicable, includes initial appointment to the Board of Trustees of the mutual predecessor to The Bank of Greene County.
(3)	See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners.”
(4)
Ms. Plummer retired from the Company and its affiliates as Senior Executive Vice President, Chief Operating Officer, and Chief Financial Officer effective June 30, 2024.  Ms. Plummer’s shares include 48,167 shares in The Bank of Greene County’s ESOP.

(5)	Mr. Schaefer’s shares include 162,658 held in a SEP-IRA.
(6)	Mr. Cannucciari’s shares include 310 held in a 401(k) plan.
(7)	Mr. Gibson’s shares include 43,802 shares in The Bank of Greene County’s ESOP.
(8)	Mr. Hogan’s shares included 72,000 held in a 401(k) plan.
(9)	Mr. Antalek’s shares include 767 shares in The Bank of Greene County’s ESOP and 5,834 shares in The Bank of Greene County’s 401(k) Plan.
(10)
Mr. Barzee was promoted to Senior Vice President, Chief Financial Officer effective July 1, 2024, upon Ms. Plummer’s retirement. Mr. Barzee’s shares include 186 shares in The Bank of Greene County’s ESOP and 8 shares in The Bank of Greene County’s 401(k) Plan.

The biographies of the nominees, continuing Board members and executive officers are set forth below.  With respect to Directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a Director.  Each Director is also a Director of Greene County Bancorp, MHC (the mutual holding company that owns 54.1% of the Company’s shares of common stock) and of The Bank of Greene County (the “Bank”).

Nominees

Jay P. Cahalan is the former President and Chief Executive Officer of Columbia Memorial Health (CMH).  He continues to serve CMH as a Columbia Memorial Health Foundation Board member.  Mr. Cahalan worked with CMH for 29 years in executive leadership positions prior to his retirement in 2022.  He was also President and part-owner of Hudson Health & Fitness in Hudson, and served as President of the Greene County Rural Health Network before retiring as its President in 2016.  Prior to his appointment to the Board of Directors in 2015, Mr. Cahalan served as a member of The Bank of Greene County’s Advisory Board of Directors since 2012.  Mr. Cahalan has a Master of Science in Law from Champlain College in Vermont, a Master of Arts from the University of Connecticut, and a Bachelor of Science from Southern Connecticut State University.  Mr. Cahalan’s health care services experience provides valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Charles H. Schaefer is founding partner of the law firm, Deily & Schaefer, Catskill, New York.  Mr. Schaefer is a member of the American Bar Association’s Committee on Banking Law, as well as a member of the New York State Bankers Association’s Section on Business Law and its banking subcommittee.  Since 1977 he has advised the Bank on various legal matters, becoming General Counsel in 1988 to the Bank’s predecessor, Greene County Savings Bank.  As an experienced attorney, Mr. Schaefer brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations and management of the Company and the Bank.

Michelle M. Plummer is a Certified Public Accountant and a Chartered Global Management Accountant. In June 2024, Ms. Plummer retired from the Company and the Bank, as the Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank, a position held since 2020.  Prior to this appointment, she served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank since 2007. Prior to these appointments, Ms. Plummer served as Chief Financial Officer of the Company and the Bank since May 1999.  Prior to her tenure at the Company and Bank, Ms. Plummer held positions with KPMG LLP and the Federal Reserve Bank of New York.  Ms. Plummer obtained a Master of Science from Pace University and a Bachelor of Science from Marist College.  Ms. Plummer is a member of the AICPA and NYSSCPA.  Ms. Plummer’s banking and accounting industry experience brings valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Christopher Cannucciari is a partner at Lutz, Selig & Zeronda, CPAs, LLP.  Mr. Cannucciari has been a member of The Bank of Greene County’s Advisory Board since 2013.  Mr. Cannucciari is a Certified Public Accountant and Accredited in Business Valuation.  Mr. Cannucciari earned his Bachelor of Science in Finance from Siena College and his Master of Business Administration in Public Accounting from the University of Rochester.  Mr. Cannucciari brings to the Board of Directors his expertise in accounting principles as well as tax and financial reporting rules and regulations, in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Continuing Directors

Donald E. Gibson has served as President and Chief Executive Officer of the Company and the Bank since June 2007.  Prior to these appointments, Mr. Gibson served in various capacities with the Bank since 1987.  Mr. Gibson is a Member of the Board of Directors of New York Bankers Association and past Chairperson.  He is a member of the Board of Directors of the Atlantic Community Bankers Bank, and was elected Vice Chairperson in April 2023.  Mr. Gibson obtained a Master of Business Administration from the College of Saint Rose.  As Chief Executive Officer, Mr. Gibson’s experience in leading the Company and his responsibilities for the strategic direction and management of the Company’s day-to-day operations bring broad industry and specific institutional knowledge and experience to the Board of Directors.

Tejraj S. Hada is the former franchisee of Five Guys Burgers and Fries and TCBY.  These holdings included 29 locations in New York and Massachusetts, with over 500 employees.  Mr. Hada has been in the restaurant/hotel industry for 19 years.  Mr. Hada was awarded the Best Franchisee of the year 2015 by Five Guys corporate. He is the co-owner of a Hilton Garden Inn in Virginia and owns multiple commercial real estates in upstate NY.  He is a Computer Science graduate from Engineering College Kota, India, with a Post Graduate Diploma in Industrial Engineering from National Productivity Council, India.  After college, Mr. Hada worked as a software engineer and project leader for 10 years. Prior to his appointment to the Board of Directors in 2022, Mr. Hada served as a member of The Bank of Greene County’s Advisory Board of Directors. He has served as a board member of the Guilderland Chamber of Commerce, and was a recipient of the Small Business Excellence award in 2010 by the US Small Business Administration. Mr. Hada brings valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Peter W. Hogan is a shareholder in the Hudson, New York-based accounting firm of Karp, Ackerman, Small & Hogan, CPAs, P.C.  He has been with the firm for over 30 years.  Mr. Hogan is a Certified Public Accountant.  He became Chairman of the Board’s Audit Committee in December 2013.  He was formerly a member of The Bank of Greene County’s Advisory Board.  He has a Bachelor of Business Administration in Accounting from Siena College.  Mr. Hogan brings to the Board of Directors his valuable experience as a business consultant and his expertise in dealing with accounting principles and financial reporting rules and regulations in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

David H. Jenkins is a veterinarian and the former owner of Catskill Animal Hospital, Catskill, New York.  Dr. Jenkins’ over 30 years of experience as owner and manager of a locally operated business bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Executive Officers of the Company who are not a Director

John Antalek has served as Executive Vice President and Chief Lending Officer of the Company and the Bank since 2021.  Mr. Antalek began his career in banking over 30 years ago as a teller and has over 20 years of commercial lending experience.  Mr. Antalek joined the Company and the Bank as VP, Commercial Lending and Business Development in 2018.  Since 2018, Mr. Antalek has held several positions of increased responsibility within the lending department including VP, Director of Commercial Lending; SVP, Director of Commercial Lending; and EVP, Chief Lending Officer.

Nick Barzee is a Certified Public Accountant and has served as the Senior Vice President and Chief Financial Officer of the Company and the Bank since July 1, 2024.  Prior to this appointment, Mr. Barzee served as the Vice President, Director of Finance since 2023 and Vice President, Controller since 2021.  Prior to joining the Company and Bank, Mr. Barzee worked as a Senior Manager with KPMG LLP in Albany, NY and New York City for over 12 years. Mr. Barzee holds both a Master’s degree in Business Administration and a Bachelor’s degree in Accounting from the State University of New York at Oswego.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The officers and Directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock.  SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, Director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis.  Based solely on the Company’s review of such ownership reports, we believe that no officer or Director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2024.

Board Independence

The Board of Directors has determined that, except for Mr. Gibson, Mr. Schaefer, and Ms. Plummer, each member of the Board is an “independent director” within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards.  Mr. Gibson is not considered independent because he is an Executive Officer of the Company and the Bank.  Mr. Schaefer is not considered independent because he is a partner in the law firm Deily & Schaefer, from which the Company uses various services in the normal course of business.  Ms. Plummer is not considered independent because she was a Senior Executive Officer of the Company and the Bank until her retirement effective June 30, 2024.  In determining the independence of the other Directors listed above there were no transactions reviewed by the Board of Directors which were required to be reported under “Transactions With Certain Related Persons” below.

The Company is the majority-owned subsidiary of Greene County Bancorp, MHC, a federally chartered mutual holding company, which owns 54.1% of the Company’s common stock.  As such, the Company qualifies as a “controlled company” under the rules of the Nasdaq Stock Market. Pursuant to such rules, the Company is exempt from the general listing rule of the Nasdaq Stock Market which otherwise requires a listed company to have a majority of independent Directors comprising its board of directors.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Director Jay Cahalan, who is an independent Director.  We believe that this structure promotes a greater role for the independent Directors in the oversight of the Company and the Bank and active participation of the independent Directors in setting agendas and establishing priorities and procedures for the work of the Board.  The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company.  The Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board of Directors.

The Board of Directors is actively involved in oversight of risks that could affect Greene County Bancorp, Inc.  This oversight is conducted primarily through Committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each Committee chair regarding the Committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company, including credit, financial, operational, liquidity, legal and regulatory risks.  Risks relating to the direct operations of The Bank of Greene County are further overseen by the Board of Directors of The Bank of Greene County, who are the same individuals who serve on the Board of Directors of the Company.  The Board of Directors of The Bank of Greene County also has additional Committees that conduct risk oversight separate from the Committees of Greene County Bancorp, Inc.  Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and you should not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Anti-Hedging Policy

Greene County Bancorp’s anti-hedging and anti-pledging provisions are covered in its Insider Trading Policy. Under the policy, directors and executive officers are prohibited from engaging in short sales of Greene County Bancorp stock, and unless specifically approved by the Board of Directors, from engaging in transactions in publicly-traded options, such as puts, calls and other derivative securities based on Greene County Bancorp stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Greene County Bancorp stock. The Board of Directors has not approved and does not intend to approve such a program. In addition, directors and executive officers are generally prohibited from pledging Greene County Bancorp stock as collateral for any loan or holding Greene County Bancorp stock in a margin account. The Board of Directors may approve an exception to this policy for a pledge of Greene County Bancorp stock as collateral for a loan from a third party (not including margin debt) where the borrower clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Board of Directors has not approved any such exception to its policy.

Meetings and Committees of the Board of Directors; Annual Meeting Attendance

General.  The business of the Company is conducted at regular and special meetings of the full Board and its standing Committees.  The standing Committees include the Executive, Nominating, Compensation and Audit Committees.  During the fiscal year ended June 30, 2024, the Board of Directors held 12 regular meetings and one special meeting for strategic planning.  No member of the Board or any Committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a Director); and (ii) the total number of meetings held by all Committees of the Board on which he or she served (during the periods that he or she served).  Executive sessions of the independent Directors are held on a regularly scheduled basis.  There were four such sessions during fiscal year 2024.

While the Company has no formal policy on Directors attendance at annual meetings of stockholders, all Directors are encouraged to attend.  All of the Company’s Directors attended the 2023 Annual Meeting of Shareholders in person.

Executive Committee.  The Executive Committee consists of the entire Board of Directors.  The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors.  The Executive Committee did not meet during the fiscal year ended June 30, 2024.

Compensation Committee.  The Compensation Committee consists of Directors Jenkins, Cahalan and Hada.  Each of the Committee members is considered “independent” as defined in the NASDAQ corporate governance listing standards.  The Board of Directors has adopted a written charter for the Committee which is available at the Company’s website www.tbogc.com.  The Committee reviews the Charter at least annually to ensure that the scope of the charter is consistent with the expected role.  The Committee met four times during the fiscal year ended June 30, 2024.  The role of the Compensation Committee is general responsibility for the oversight and administration for the Company’s compensation program.

The primary functions of the Compensation Committee include the following:

•
to recommend to the overall Board an executive compensation policy designed to support overall business strategies and objectives, balance risk and reward, be compatible with effective controls and risk management, support strong corporate governance, attract, retain and motivate key executives, align executive officer’s interest with those of the Company’s stockholders, and provide competitive compensation opportunities;

•	to review and approve periodically a general compensation policy and salary structure for management and all other employees of the Company;

•	to approve bonus, profit sharing, stock options, restricted stock awards and other incentive compensation;

•	to review annually the job performance of and approve the base salary and all salary changes for the President and Chief Executive Officer;

•	to review and recommend for approval to the Board new incentive plans, defined benefit and contribution plans or changes to the existing incentive plans;

•	to engage independent consultants or outside legal consultants as necessary; and

•	to provide for oversight and guidance as the Company undertakes appropriate planning for management succession.

Nominating Committee.  The Nominating Committee consists of Directors Jenkins, Cahalan, Schaefer, and Nelson.  Director Nelson is retiring effective as of the 2024 Annual Meeting.  Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards, except for Mr. Schaefer.  Mr. Nelson became independent effective January 01, 2024.  As a “controlled company” under the Nasdaq listing rules, the Company is exempt from the Nasdaq listing rule requirement which would otherwise require that the Nominating Committee of the Board of Directors be comprised solely of independent directors.  The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.tbogc.com.  The Committee met one time during the fiscal year ended June 30, 2024.

The primary functions of the Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select Director Nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for Board independence;

•	to review the Committee structure and make recommendations to the Board regarding Committee membership;

•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its Committees.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of Director Nominees.  The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its Committees, which includes being available for Board and Committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an Audit Committee financial expert.  When considering whether Directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively, the Nominating Committee and the Board of Directors focused primarily on the information included in each of the Directors’ individual biographies set forth above. The Nominating Committee and the Board of Directors do not have a diversity policy.  In identifying nominees for Directors, however, consideration is given to the diversity of professional experience, education and backgrounds among the Directors so that a variety of points of view are represented in Board discussions and deliberations concerning the Company’s business.

Procedures for the Recommendation of Director Nominees by Stockholders.  The Nominating Committee has adopted procedures for the submission of recommendations for Director Nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for Director by writing to our Corporate Secretary, at P.O. Box 470, 302 Main Street, Catskill, New York 12414.  The Corporate Secretary must receive a submission not less than ninety (90) days prior to anniversary of the date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•
the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and the Company;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration.  A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this Proxy Statement under the heading “Stockholder Proposals.” No submissions for Board nominees were received by the Company for the Annual Meeting.

Stockholder Communications with the Board.  A stockholder of the Company who wishes to communicate with the Board or with any individual Director may write to the Corporate Secretary of the Company, P.O. Box 470, 302 Main Street, Catskill, New York 12414, Attention: Board Administration.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•	forward the communication to the Director or Directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors.

The Audit Committee. The Audit Committee consists of Directors Hogan, Jenkins, Hada, and Nelson.  Director Nelson is retiring effective as of the 2024 Annual Meeting.  Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Director Hogan qualifies as an “Audit Committee Financial Expert” as that term is defined by the rules and regulations of the SEC. Director Hogan is the Chairman of the Audit Committee.

The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual consolidated financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the external audit in advance;

•	reviewing the consolidated financial statements and the audit report with management and the independent registered public accounting firm;

•	considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor’s independence;

•	reviewing earnings and financial releases and annual, quarterly and certain other reports and correspondence filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the Audit Committee charter.

The Audit Committee met 13 times during the fiscal year ended June 30, 2024.  The Audit Committee reports to the Board on its activities and findings.  The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at www.tbogc.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

Management has the primary responsibility for the Company’s financial statements.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards prescribed by the Public Company Accounting Oversight Board (“PCAOB”) generally accepted in the United States of America and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended June 30, 2024;

•
Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission. The Audit Committee considered, among other factors, the non-audit services provided by the independent registered public accounting firm, in concluding that the firm is independent; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm their independence. In addition, the Audit Committee approved the appointment of Bonadio & Co, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, subject to the ratification of the appointment by the stockholders.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

This report has been provided by the Audit Committee:

Peter Hogan, CPA (Chairman)
David H. Jenkins, DVM
Tejraj S. Hada
Stephen Nelson

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, Directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Code of Ethics is available on the Company’s website at www.tbogc.com.  Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website at www.tbogc.com.

Executive Compensation

The Company’s philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of stockholder value based on annual earnings performance and the market price of the Company’s stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To maintain compensation levels that are competitive with other financial institutions and particularly those in the Company’s peer group based on asset size and market area.

The Company considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity.  The Company also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.  The Board of Directors and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area.  Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer.

The Compensation Committee frequently engages independent compensation consultants to assist it in the compensation process for the Named Executive Officers (defined below).  The consultants are retained by and report to the Compensation Committee.  The consultants provide expertise and information about competitive trends in the employment marketplace, including established and emerging compensation practices at other similarly situated companies.  The consultants also provide survey data and assist in assembling relevant comparison groups for various purposes and establishing benchmarks for base salary, benefits, perquisites and incentives based on a number of factors.  During fiscal year 2024, the Compensation Committee engaged Arthur Warren Associates, compensation consultant, to advise the Compensation Committee on executive officers’ compensation.  During fiscal 2024, Arthur Warren Associates also assisted the Compensation Committee in the review of base salary, short-term incentives, long-term phantom and equity incentive plan design trends, particularly among the Bank’s peer group, as determined through industry surveys and published proxy statements.  The Compensation Committee also used the consultant's assistance in setting parameters for incentive awards consistent with peer group awards in the Bank’s competitive marketplace.

The following table sets forth certain information as to the total remuneration paid by us to Mr. Gibson, who serves as President and Chief Executive Officer, and the other most highly compensated executive officer(s) of the Company and The Bank of Greene County other than Mr. Gibson (collectively, the “Named Executive Officers”) for the years ended June 30, 2024, 2023, and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
Donald E. Gibson Chief Executive Officer & President	2024 2023 2022	650,000 608,000 557,500	243,200 223,000 212,400	1,018,900 851,000 718,800	304,700 294,500 296,600	2,216,800 1,976,500 1,785,300
Michelle M. Plummer, CPA, CGMA Executive Vice President, Chief Operating Officer & Chief Financial Officer	2024 2023 2022	358,800 345,000 327,600	138,000 131,000 124,800	699,900 584,600 493,800	148,200 134,500 130,700	1,344,900 1,195,100 1,076,900
John Antalek Executive Vice President, Chief Lending Officer	2024 N/A N/A	294,000 N/A N/A	81,000 N/A N/A	88,600 N/A N/A	80,400 N/A N/A	544,000 N/A N/A

(1)	Includes payout after three years of vesting under the Phantom Stock Option and Long-Term Incentive Plan.
(2)
Includes employer matching contributions of $15,800, $15,100, and $13,500 allocated in fiscal year 2024 to the accounts of Mr. Gibson, Ms. Plummer, and Mr. Antalek respectively, under The Bank of Greene County 401(k) Plan.  Also includes the fair market value at June 30, 2024 of the shares of common stock and cash allocated pursuant to the employee stock ownership plan in fiscal year 2024, representing $29,100, $31,300, and $6,900 for Mr. Gibson, Ms. Plummer, and Mr. Antalek respectively.  During fiscal year 2024, The Bank made contributions to a Supplemental Executive Retirement Plan (“SERP”) of $250,000, $92,000, and $60,000 for Mr. Gibson, Ms. Plummer, and Mr. Antalek respectively.  The Bank also provides each eligible employee medical coverage contributing toward the cost of the premium and health reimbursement accounts up to certain limits, which the Bank contributed $9,800 and $9,800 for Mr. Gibson and Ms. Plummer, respectively.

Salary for the Named Executive Officers is paid pursuant to Employment Agreements, which are discussed below under “Employment Agreements.”

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Securities and Exchange Commission Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our Principal Executive Officer (“PEO”) and to our Non-PEO Named Executive Officers (“Non-PEO NEOs”).
The following table sets forth the Compensation Actually Paid to the Company’s PEO and Average Compensation Actually Paid to the Company’s Non-PEO NEOs for fiscal years 2024, 2023 and 2022, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “Compensation Actually Paid”, as defined under SEC rules. In addition, the table provides our cumulative Total Shareholder Return (“TSR”) and Net Income.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(2)	Net Income(3) (in thousands)
2024	$ 2,216,800	$ 2,216,800	$ 944,450	$ 944,450	$ 248.50	$ 24,769
2023	$ 1,976,500	$ 1,976,500	$ 1,195,100	$ 1,195,100	$ 217.38	$ 30,785
2022	$ 1,785,300	$ 1,785,300	$ 1,076,900	$ 1,076,900	$ 163.31	$ 27,986

(1)
No adjustments were required to calculate Compensation Actually Paid to PEO and Average Compensation Actually Paid to Non-PEO NEOs in accordance with the SEC methodology as no equity awards were outstanding as of fiscal years end 2024, 2023 and 2022.

(2)	Total shareholder return value represents the Company’s TSR based on an initial $100 investment on June 30, 2021, assuming the reinvestment of dividends.
(3)	Net Income is calculated in accordance with GAAP and reflects the amounts reported in the Company’s Annual Report on Form 10-K for the applicable year.

The following charts illustrate the relationships between compensation actually paid to the PEO and the average compensation paid to the Non-PEO NEOs to the Company’s cumulative TSR and Net Income, respectively for three most recent fiscal years.

Compensation Actually Paid vs. TSR
$300
$250
$200
$150
$100
$50
$0
Total Shareholder Return ($100 Investment)
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation Actually Paid ($ thousands)
2021
2022
2023
2024
CAP to PEO
Average CAP to Non-PEO NEOs
GCBC Total Shareholders Return

Compensation Actually Paid vs. Net Income
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
Net Income ($ thousands)
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation Actually Paid ($ thousands)
2022
2023
2024
CAP to PEO
Average CAP to Non-PEO NEOs
GCBC Net Income

Employment Agreements.  Donald E. Gibson has entered into an employment agreement with the Bank.  Mr. Gibson’s employment agreement was initially effective July 1, 2007.  As of July 1, 2023, Mr. Gibson’s employment agreement provided for a base salary of $650,000.  Mr. Gibson’s agreement has a term of 36 months from July 1, 2023.  Mr. Gibson’s agreement renews each July 1st for an additional year such that the remaining term is 36 full calendar months unless written notice is provided to the executive at least ten days, but not more than 60 days, prior to any such anniversary date that his employment shall cease at the end of 36 months following such anniversary date.  Prior to each notice period for non‑renewal, the disinterested members of the Board of Directors of the Bank conduct a comprehensive performance evaluation and review of the executive for purposes of determining whether to extend the agreement.

Under the agreement, the executive’s base salary is reviewed annually, and the base salary may be increased but not decreased.  In addition to the base salary, the executive is provided all such other benefits as are provided uniformly to permanent full‑time employees of the Bank. In addition, under each agreement, the Bank will provide the executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which the executive was participating or otherwise deriving a benefit from prior to the commencement of the agreement and will not, with the executive’s prior written consent, make any changes in such plans, arrangements or perquisites. Further, under the agreement, the executive is entitled to participate in or receive benefits under any employee benefit plans, including but not limited to, retirement plans, supplemental retirement plans, pension plans, profit‑sharing plans, health‑and‑accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees.

The agreement provides for termination by the Bank for cause at any time. If the agreement is terminated for cause, the executive will not receive any compensation or other benefits from the Bank or the Company.

Under Mr. Gibson’s agreement, if the executive’s employment is terminated for any reason other than for cause, death, disability or retirement, including resignation upon, among other things, failure to reappoint the executive to his office, a material diminution of the executive’s duties or a breach of the agreement by the Bank, or if the executive voluntarily resigns his employment on or after a change in control of the Company or the Bank during the term of the agreement, then the Bank is obligated to pay to the executive a lump sum equal to three times the sum of the then current base salary and the highest rate of bonus awarded to the executive during the prior three years. If such amount is determined to constitute an “excess parachute payment” as defined under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the amount would be reduced so as not to trigger any excise taxes or penalties under Code Section 280G and 4999.

In the event of Mr. Gibson’s disability for a period of six months, the Bank may terminate the agreement, provided that the Bank will be obligated to pay the executive his base salary for the remaining term of the agreement or one year, whichever is longer (provided such payments are reduced by the amount of any disability insurance payments). In the event of Mr. Gibson’s death during the term of the agreement, the Bank will pay his base salary to the named beneficiaries for one year following the date of death.

The agreement provides that, following the termination of the executive’s employment as a result of which the Bank is paying the executive termination benefits (other than termination on or following a change in control), the executive will not compete with the Bank for a period of one year in any city or county in which the Bank has an office or has filed an application for regulatory approval to establish an office.

Supplemental Executive Retirement Plan.  The Bank adopted The Bank of Greene County Supplemental Executive Retirement Plan (the “SERP”), effective as of July 1, 2010.  The SERP benefits certain key senior executives of the Bank who are selected by the Board to participate, including our Named Executive Officers, Donald E. Gibson and John Antalek, and retired Executive Officer Michelle M. Plummer. The SERP is intended to provide a benefit from the Bank upon retirement, death, disability or voluntary or involuntary termination of service other than for “cause,” as defined in the SERP.  Accordingly, the SERP obligates the Bank to make a contribution to each executive’s account on the first business day of each July and permits each executive to defer up to 50% of his or her base salary and 100% of his or her annual bonus to the SERP, subject to the requirements of Code Section 409A.  In addition, the Bank may, but is not required to, make additional discretionary contributions to the executives’ accounts from time to time.  An executive becomes vested in the Bank’s contributions after 10 calendar years of service following the effective date of the SERP. In accordance with an amendment to the SERP, participants initially participating on or after June 21, 2016 shall be required to complete 10 years of service, measured from the participant’s initial date of participation in the SERP. However, the Executive will vest in his or her account and in the present value of future annual contributions in the event of death, disability or a change in control of the Bank or the Company.  In the event the executive is terminated involuntarily or resigns for good reason following a change in control, the present value of all remaining Bank contributions is accelerated and paid to the executive’s account, subject to potential reduction to avoid an excess parachute payment under Code Section 280G.  In the event of the executive’s death, disability or termination within two years after a change in control, executive’s account will be paid in a lump sum to the executive or his beneficiary, as applicable.  In the event an executive is entitled to a benefit from the SERP due to retirement or other termination of employment, the benefit will be paid in 10 annual installments.

During fiscal year 2024, the Bank made contributions to the SERP of $100,000, $42,000, and $20,000 for Mr. Gibson, Ms. Plummer, and Mr. Antalek, respectively.  Added to these amounts was $150,000 for Mr. Gibson, $50,000 for Ms. Plummer, and $40,000 for Mr. Antalek in additional discretionary contributions.

Defined Benefit Pension Plan.  Prior to April 2009, the Bank had participated in the Financial Institutions Retirement Fund, which is a qualified, tax-exempt multiple-employer defined benefit plan (the “Retirement Plan”).  Effective April 2009, the Bank ceased its participation within the multiple-employer plan and transferred the assets to a single-employer defined benefit pension plan (the “Retirement Plan”).  Benefits continue to be frozen at July 1, 2006 levels.  During fiscal 2006, the Board of Directors approved changes to the Retirement Plan.  Effective January 1, 2006, the Board of Directors of the Bank resolved to exclude from membership in the Retirement Plan employees hired on or after January 1, 2006 and elected to cease additional benefit accruals to existing Retirement Plan participants effective July 1, 2006.  Prior to the Retirement Plan freeze, all employees age 21 or older who worked at the Bank for a period of one year in which they had 1,000 or more hours of service were eligible for membership in the Retirement Plan.  Once eligible, an employee must have been credited with 1,000 or more hours of service with the Bank during the year in order to accrue benefits under the Retirement Plan.  Historically, the Bank annually contributed an amount to the Retirement Plan necessary to supplement full funding requirements in accordance with the Employee Retirement Income Security Act (“ERISA”).

The regular form of all retirement benefits (i.e., normal, early or disability) is a life annuity with a guaranteed term of 10 years.  For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant’s death, the participant’s spouse is entitled to receive a benefit equal to the computed value of such unpaid installments paid in lump sum.  Either the member or beneficiary may elect to have this benefit paid in the form of installments.  Where death occurs prior to a member’s benefit commencement, in no event shall the death benefit be less than the amount payable under the lump sum settlement options.  An optional form of benefit may be selected instead of the normal form of benefits.  These optional forms include various annuity forms as well as a lump sum payment after age 55.  Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

The normal retirement benefit payable at, or after age 65, is an amount equal to 1.5% multiplied by years of benefit service (not to exceed 30) times average compensation based on the average of the five years providing the highest average.  A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service.  A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age.

As of June 30, 2024, Mr. Gibson had 19 years and Ms. Plummer had 7 years of credited service (i.e., benefit service) under the Retirement Plan, frozen as of July 1, 2006.

Greene County Bancorp, Inc. 2011 Phantom Stock Option and Long Term Incentive Plan.  The Greene County Bancorp, Inc. 2011 Phantom Stock Option and Long Term Incentive Plan (the “Plan”) was adopted in 2011 to promote the long-term financial success of the Company and its subsidiaries by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s shareholders.  The plan is administered by the Compensation Committee of the Board of Directors of the Company (“Committee”) and is intended to provide benefits to Mr. Gibson and other employees of the Company or any subsidiary selected by the Committee.  Directors of the Company or any subsidiary are also eligible to participate in the Plan.  Effective July 1, 2018, the Plan was amended to increase the authorized phantom stock options to 11,600,000 and on August 16, 2022 the Plan was amended to increase the authorized phantom stock options to 16,000,000 of which, 13,026,099 options have been granted to date.  A phantom stock option represents the right to receive a cash payment on the date the award vests equal to the positive difference between the strike price of the phantom stock options on the grant date and the adjusted book value of a share of the Company’s common stock on the determination date, which is the last day of the Plan year that is the end of the third plan year after the grant date of the award, unless otherwise specified by the Committee.  The strike price will be the price established by the Committee, which will not be less than 100% of the book value of a share on a specified date, as determined under generally accepted accounting principles (GAAP) as of the last day of the quarter ending on or immediately preceding the valuation date with adjustments made, in the sole discretion of the Committee, to exclude accumulated other comprehensive income.  Unless the Committee determines otherwise, the required period of service for full vesting will be three years, subject to acceleration of vesting in the event of the participant’s death, disability, involuntary termination without cause or the occurrence of a second-step conversion or change in control.  In the event of separation of service (as defined in the Plan) for any reason other than disability, death or termination without cause, phantom stock options will be forfeited.  In the event of termination for cause, the phantom stock options granted to a participant will expire and be forfeited.  Upon separation of service due to disability, death or involuntary termination without cause, including resignation for “good reason” (as defined in the Plan), all phantom stock options will become fully vested and payment of the cash value of the phantom stock options will be made no later than 75 days after the participant’s separation of  service.  At the time of the consummation of a change in control or second-step conversion, the phantom stock options held by a participant will be deemed to have been fully earned.  The cash value of outstanding awards will be paid no later than 75 days after the change in control or second-step conversion.  In the event of a change in control, any performance measure attached to an award will be deemed satisfied as of the date of the change in control.  In the event of a change in control, the cash value of the phantom stock option will be determined by multiplying the adjusted book value of a share of Company common stock by the price-to-book value multiple of a share of the Company stock, where the price reflects the merger consideration per share, and then subtracting the strike price.

Under the Plan, during the fiscal year ended June 30, 2024, the Company awarded 141,270 and 24,000 phantom stock options to Mr. Gibson and Mr. Antalek, respectively.  Directors are eligible to participate in the Plan and were awarded the following phantom stock options during fiscal 2024: 24,565 to Mr. Cahalan; 23,460 to Mr. Hogan; 18,000 to Mr. Hada; and the other directors, excluding Mr. Gibson and Ms. Plummer, were each awarded 22,100.  Other employees of the Company were also awarded, in total, 374,500 phantom stock options.  The strike price on the grant date was an adjusted book value of a share of the Company’s stock of $12.02.  These options will vest in three years at which time the participants will receive cash payment on the date the award vests equal to the positive difference between the strike price on the grant date and the adjusted book value of a share of the Company’s common stock on the determination date, which is the last day of the Plan year, unless otherwise specified by the Committee.

Directors’ Compensation

The following table sets forth for the fiscal year ended June 30, 2024 certain information as to the total remuneration we paid to the Company’s Directors other than Mr. Gibson and Ms. Plummer who are not separately compensated for their services as directors.

Name	Fees Earned or Paid In Cash ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)	Total ($)

Peter W. Hogan, CPA	49,200	170,112	---	219,312
Jay Cahalan	52,800	159,480	---	212,280
David H. Jenkins, DVM	42,900	159,480	---	202,380
Charles H. Schaefer	39,600	159,480	---	199,080
Stephen E. Nelson	39,600	---	---	39,600
Tejraj S. Hada	39,600	---	---	39,600

(1)	Includes payout after three years of vesting under the Phantom Stock Option and Long Term Incentive Plan.

Directors’ Compensation

Directors of The Bank of Greene County (other than the Board, Audit and Compensation Committee Chairmen) receive an annual retainer of $19,800 plus $1,650 for meeting attendance for total annual fee compensation of $39,600.  The Chairman of the Board receives an annual retainer of $33,000 plus $1,650 for meeting attendance for total annual fee compensation of $52,800.  The Audit Committee Chairman receives an annual retainer of $29,400 plus $1,650 for meeting attendance for total annual fee compensation of $49,200.  The Compensation Committee Chairman receives an annual retainer of $23,100 plus $1,650 for meeting attendance for total annual fee compensation of $42,900.  No other separate compensation is currently paid to Directors for service on the Board of the Company.  Directors of the Bank and the Company who are also employees of the Bank or the Company do not receive Board fees.  For the fiscal year ended June 30, 2024, the Bank paid a total of $912,252 in Directors fees, Non-Equity Incentive Plan Compensation, and All Other Compensation.

Transactions with Certain Related Persons

In the ordinary course of business, the Bank makes loans available to its Directors, officers and employees.  These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank.  Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from making loans for their executive officers and directors.  There are several exceptions to this general prohibition, one of which is applicable to the Bank.  Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to the Company’s Directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

In accordance with the listing standards of the NASDAQ Stock Market, any transactions that would be required to be reported under this section of this proxy statement must be approved by the Company’s Audit Committee or another independent body of the Board of Directors.  In addition, any transaction with a Director is reviewed by and subject to approval of the members of the Board of Directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to the Company from an unrelated party through an arms-length transaction.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Bonadio & Co, LLP (“Bonadio”) to be the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, subject to the ratification of the engagement by the Company’s stockholders.  At the Meeting, stockholders will consider and vote on the ratification of the engagement of Bonadio for the Company’s fiscal year ending June 30, 2025.  A representative of Bonadio is expected to attend the Meeting and will be available to respond to appropriate questions and to make a statement, if deemed appropriate.

Set forth below is certain information concerning aggregate fees billed by Bonadio for professional services rendered during fiscal years 2024 and 2023.

Audit Fees.  During the fiscal year ended June 30, 2024 and 2023, the fees billed for professional services rendered by Bonadio for the audit of the Company’s annual consolidated financial statements, for the review of the Company’s Forms 10-Q and for services provided in connection with statutory and regulatory filings were $202,754 and $182,480, respectively.

Audit-Related Fees.  During the fiscal year ended June 30, 2024 and 2023, additional audit related fees were $29,500 and $27,675, respectively.

Tax Fees.  During the fiscal year ended June 30, 2024 and 2023, there were $50,125 and $32,750, respectively, in fees billed to the Company for professional services by Bonadio for tax services.

All Other Fees.  During the years ended June 30, 2024 and 2023, there were no other fees billed to the Company by Bonadio.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

In order to ratify the selection of Bonadio as the independent registered public accounting firm for the 2025 fiscal year, the proposal must receive a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BONADIO & CO, LLP, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Chief Executive Officer and our other most highly compensated executive officers (“named executive officers”) is described in “PROPOSAL 1— Election of Directors – Executive Compensation.” Shareholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our named executive officers.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted changes to Section 14A of the Securities Exchange Act of 1934, we are providing the Company’s shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, which is described in the section titled “PROPOSAL 1— Election of Directors – Executive Compensation” in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the 2024 Annual Meeting:

“RESOLVED, that the shareholders of Greene County Bancorp, Inc. (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s named executive officers, as described in the “PROPOSAL 1—Election of Directors—Executive Compensation” section set forth in the Proxy Statement for this Annual Meeting.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Company and the Board. However, the Board values constructive dialogue on executive compensation and other important governance topics with the Company’s shareholders and encourage all shareholders to vote their shares on this matter.

Vote Required

Approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Board of Directors Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 3.  UNLESS OTHERWISE INSTRUCTED, VALIDLY EXECUTED PROXIES WILL BE VOTED “FOR” THIS RESOLUTION.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, P.O. Box 470, 302 Main Street, Catskill, New York 12414, no later than May 23, 2025, which is 120 days before the anniversary date of these proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Additionally, in order to solicit proxies in support of director nominees other than the Company’s nominees for our 2025 Annual Meeting of Stockholders, under SEC Rule 14a-19, a person must provide notice postmarked or transmitted electronically to our executive office, P.O. Box 470, 302 Main Street, Catskill, New York 12414, no later than September 2, 2025.  Any such notice and solicitation will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting.  No other proposal shall be acted upon at the annual meeting.  A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is November 1, 2025.  Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2025 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 27, 2025.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, Directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other electronic means without additional compensation.

The Company’s 2024 Annual Report to Stockholders will be mailed upon request to all stockholders of record as of the Record Date.  Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2024 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUSAN TIMAN, CORPORATE SECRETARY, GREENE COUNTY BANCORP, INC., P.O. BOX 470, 302 MAIN STREET, CATSKILL, NEW YORK 12414, OR CALL AT 518-943-2600.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Greene County Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders, are each available on the internet at www.edocumentview.com/GCBC.
BY ORDER OF THE BOARD OF DIRECTORS

Susan Timan
Corporate Secretary
Catskill, New York
September 20, 2024

GREENE COUNTY BANCORP, INC. ENDORSEMENT LINE SACKPACK 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 am, Eastern Standard Time, on November 2, 2024. Online Go to www.envisionreports.com/GCBC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GCBC 2024 Greene County Bancorp, Inc. Annual Meeting Proxy Card 1234 5678 9012 345  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: 01 - Jay P. Cahalan For Withhold 02 - Christopher Cannucciari For Withhold 03 - Michelle M. Plummer, CPA, CGMA For Withhold 2. The ratification of the appointment of Bonadio & Co, LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2025. For Against Abstain 3. To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 4 2 B V J N T 6 2 6 3 2 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 041N6B

GREENE COUNTY BANCORP, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS November 2, 2024 To be held at Columbia-Greene Community College 4400 Route 23, Hudson, New York 12534 Saturday, November 2, 2024, 10:00 am EST Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/GCBC Use the Internet to transmit your voting instructions and for electronic delivery of information. The Proxy Vote must be received by no later than Saturday, November 2, 2024 at 1:00 am, EST. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GCBC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY - GREENE COUNTY BANCORP, INC Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — November 2, 2024 The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with the full power of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Columbia-Greene Community College, 4400 Route 23, Hudson, New York 12534, on Saturday, November 2, 2024, at 10:00 a.m. or at any postponement or adjournment thereof. The official proxy Committee is authorized to cast all votes to which the undersigned is entitled. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.  Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy notice of the Annual Meeting, a proxy statement dated September 20, 2024, and audited consolidated financial statements. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address Please print new address below. Comments Please print your comments below.